EXHIBIT 23





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                                                                      Exhibit 23


INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of Idaho Power Company on Form S-8 of our reports dated February 1, 2001, appearing in the Annual Report on Form 10-K of IDACORP, Inc. and Idaho Power Company for the year ended December 31, 2000.



/s/ Deloitte & Touche LLP




August 2, 2001